UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	September 9, 2011
(Date of earliest event reported):	September 9, 2011

Commission File No. 1-14588

CODORUS VALLEY BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2428543
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       717-747-1519

Former name or former address, if changed since last Report:            N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                      Entry into a Material Definitive Agreement.

On August 23, 2011, Codorus Valley filed an 8-K reporting its participation in the United States Department of the Treasury (the “Treasury”) Small Business Lending Fund (the “SBLF”) program.  Codorus Valley hereby amends Item 1.01 of the August 23, 2011 8-K to correct the stated beginning date for the payment of dividends on the SBLF Preferred Stock.  That date was incorrectly stated as October 3, 2012.  The correct date should have been October 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2011	CODORUS VALLEY BANCORP, INC. By: /s/ Larry J. Miller Larry J. Miller, President and CEO